                                  EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statement of Ambient Corporation on Form S-8 (No. 333-112569) of our report dated March 25, 2003 relating to the financial statements which appear in Ambient Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2003.




                        /S/ BRIGHTMAN ALMAGOR & CO.

                        CERTIFIED PUBLIC ACCOUNTANTS (ISRAEL)
                        A MEMBER OF DELOITTE TOUCHE TOHMATSU


Tel Aviv, Israel
March 30, 2004